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Verint Systems Inc.

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Neuberger Berman Investment Advisers LLC
Neuberger Berman Investment Advisers Holdings LLC
Neuberger Berman Group LLC
NBSH Acquisition LLC
Neuberger Berman Breton Hill ULC
NB Acquisitionco ULC
Neuberger Berman Canada Holdings LLC
Mr. Scott Hoina
Mr. Benjamin Nahum
Mr. Amit Solomon
Ms. Beatriz V. Infante
Dr. Mark N. Greene
Mr. Oded Weiss

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 THE NEED FOR CHANGE AT VERINT SYSTEMS INC.  From a long-term investor’s perspective  May 2019  www.BetterVerint.com  Vote the GOLD proxy card

 Disclosures  On May 13, 2019, Neuberger Berman Investment Advisers LLC, Neuberger Berman Investment Advisers Holdings LLC, Neuberger Berman Group LLC, NBSH Acquisition LLC, Neuberger Berman Breton Hill ULC, NB Acquisitionco ULC, Neuberger Berman Canada Holdings LLC, Benjamin Nahum, Scott Hoina,  Amit Solomon, Ph.D., Beatriz V. Infante, Dr. Mark Greene, and Oded Weiss (collectively, the “Participants”) filed a definitive proxy statement on Schedule 14A (the “Neuberger Berman Proxy Statement”) with the Securities and Exchange Commission (“SEC”), along with an accompanying GOLD proxy card, to be used in connection with the Participants’ solicitation of proxies from the stockholders of Verint Systems Inc. (the “Company”) for use at the Company’s 2019 Annual Meeting of Stockholders (the “Proxy Solicitation”). All stockholders of the Company are advised to read the Neuberger Berman Proxy Statement and the accompanying GOLD proxy card because they contain important information. The Neuberger Berman Proxy Statement and the accompanying GOLD proxy card will be furnished to some or all of the Company’s stockholders and are, along with other relevant soliciting material of the Participants, available at no charge at the SEC’s website at www.sec.gov, from the Participants’ proxy solicitor, Okapi Partners LLC (Call Toll-Free: (855) 305-0857) and at www.BetterVerint.com. To the extent that independent researchers or financial analysts are quoted in this document, it is the policy of the Participants to use reasonable efforts to verify the source and accuracy of the quote. The Participants have not, however, sought or obtained the consent of the quoted source to the use of such quote as soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of the Participants. The “Neuberger  Berman” name and logo are registered service marks of Neuberger Berman Group LLC.© Neuberger Berman Group LLC. All rights reserved.  Important Information

Table of Contents

Executive Summary	4
Our Attempts to Engage Constructively With Verint	15
Why Change is Warranted at Verint Systems, Inc	22
Verint Has Underperformed Every Relevant Index and Peer for Years	23
Verint's Return on its Capital Allocation Has Been Dismal	26
Verint's Conglomerate Structure Has Led to a Discount in Verint's Market Value	30
Verint Lacks Sensible Medium and Long-Range Financial and Performance Targets	34
Corporate Governance Concerns	37
Board Members Who Can Drive Results	41
Our Nominees' Clear Focus: Initiatives to Address with the Full Board	45
Verint's Disappointing Response to Neuberger Berman's Campaign	46
Appendix	49
Neuberger Berman's Nominee Bios	50
Neuberger Berman's Principled Commitment to ESG and Impact Investing	53

NEUBERGER BERMAN | 3

Executive Summary: Overview of Verint Systems

VERINT

- Verint Systems Inc. underwent an IPO in 2002. Verint is a software company operating in two distinct segments: Customer Engagement Solutions (CES) and Cyber Intelligence Solutions (CIS). CES provides analytics and software solutions to corporate contact centers worldwide. CIS provides cyber security and surveillance solutions, primarily to foreign government entities.
- **Despite its leading software solutions and substantial investments in acquisitions and R&D, Verint has lagged its peers and the overall market over the last 3, 5 and 15-years for the periods ending January 31, 2019.**
  - Verint has invested $4 billion on acquisitions, R&D and CapEx since we acquired the stock in December 2006, resulting in only a $2.1 billion increase in market cap, representing a value destruction of $1.9 billion.
  - Verint operates an inefficient conglomerate structure that detracts from its business focus and its valuation.
  - The company has been slow to transition its business to a modern cloud software model and lacks industry-standard cloud reporting practices.
- **Verint's Governance is suboptimal.**
  - Long-tenured Board of Directors
  - Only one independent director with critical software expertise
  - Combined Chairman/CEO
  - Dilutive share issuance (from 32 to 65 million in 12 years)
  - No majority vote standard, proxy access or ability for shareholders to call a special meeting

5-Year Total Shareholder Return (TSR)



250%
200%
150%
100%
50%
2014
2015
2016
2017
2018
2019
NASDAQ Computer 112%
NASDAQ 88%
S&P 500 68%
Verint 6%
S&P 500
NASDAQ
NASDAQ Computer
Verint

Overview	
Stock Price (1/31/2019)	$48.37
Market Cap	$3.2B
Market Cap 5 Years Ago (1/31/2014)	$2.4B
Investments* since 1/31/2014	$2.2B
5-Year Return on Investment	($1.4B)
CEO Tenure	25 Years
Average Board Tenure	9 Years
Longest-Serving Independent Board Member	17 Years
% Independent Board with Sr. Executive Software Experience	14%
Average Peers' Boards with Sr. Executive Software Experience	75%

Source FactSet; Price and values as of January 31, 2019 unless otherwise noted.
* Investments include acquisitions + R&D + CapEx.

NEUBERGER BERMAN 4

 Executive Summary: Overview of Neuberger Berman  Founded in 1939, Neuberger Berman is a private, independent, employee-owned investment manager with more than 2,100 professionals in 23 countries.Our Intrinsic Value Strategy Team employs a research-intensive approach that seeks to identify companies trading at a significant discount to the team’s estimate of long-term intrinsic value.Seasoned team of specialized research analysts with deep industry expertise.Patient, long-term investors that value relationships with management teams.Often invest alongside entrepreneurs whose interests are aligned with stockholders through ownership.Owner of Verint stock since 2006; currently managing investment funds and client accounts that collectively own approximately 2.7% of Verint’s outstanding common stock.Strong ESG engagement framework serves as the basis of our engagement with management and Boards.  Neuberger Berman takes great pride in its long-term investment horizon and in partnering with executiveswho are committed to creating sustainable shareholder value

 Executive Summary: Our Engagement Objectives  Neuberger Berman is Seeking to Improve Verint’s Performance, Capital Allocation, Corporate Structure, Financial Reporting and Corporate GovernanceVerint has been slow to transition to a modern cloud business model and its stock has suffered.Verint’s investments (Acquisitions + M&A + CapEx) have failed to generate a reasonable return for shareholders.Verint’s conglomerate business structure and opaque reporting makes it difficult to operate, evaluate and value the business.Verint does not report sensible medium and long-range financial and performance targets provided by peers.Verint has failed to upgrade its Board of Directors by adding new, diverse professionals with substantive software, analytical, cloud and corporate governance expertise.   Given the poor share and financial performance, and with Verint’s end-markets rapidly evolving, we believe the Board should be upgraded with Directors that have the diversity and experience needed to help guide Verint through future challenges.

 Executive Summary: Neuberger Berman’s Governance and Engagement Principles  Our Engagement with Companies and Boards is Focused on the Following Eight Principles  Strategy  Incentives  Board Independence  Shareholder Representation  Capital Deployment  Transparency and Communications  Risk Management  Environmental/Social Issues  Companies should adopt, formulate, and communicate value-enhancing long-term strategies  Companies should align management and board incentives with long-term shareholder goals  Effective boards of directors must be truly independent  Companies should strive to maximize shareholder representation  Companies should allocate capital to maximize long term risk-adjusted shareholder value  Companies should provide transparency in communication and reporting  Boards of directors should actively engage with management to evaluate and control enterprise risk  Companies should consider the long-term impact of their business model and operations  See appendix for a more detailed description of Neuberger Berman’s Governance and Engagement Principles

Executive Summary: Verint has Vastly Underperformed the Market

Verint's single-digit return over five years is disappointing

- **Prior to Neuberger Berman's recent engagement*, Verint vastly underperformed the broad market** as well as its own benchmarks and its close competitor, NICE, Ltd.

Neuberger Berman engagement Dec. 2018

Verint Peer and Index Performance (%)
Through Verint's Fiscal Year-End January 31, 2019

	15-Year	5-Year	3-Year	1-Year
Verint Systems Inc. (VRNT)	**96.6**	**6.5**	**32.1**	**15.9**
NICE Ltd. (Verint's close peer)	**740.6**	**192.5**	**90.5**	**20.3**
S&P 500	**225.7**	**68.2**	**48.2**	-2.3
NASDAQ Composite	**308.8**	**88.0**	**63.3**	-0.7
NASDAQ Computer & Data Processing	**345.1**	**111.5**	**71.1**	-2.3

Source: FactSet

- **Verint has invested heavily in R&D + CapEx + Acquisitions** without delivering ANY meaningful return to shareholders.
  - In the last 12 years, since our initial ownership, Verint has spent nearly $2.1 billion on acquisitions and over $1.9 billion on R&D and capital expenditures, for a total of over $4.0 billion of investments, which is more than Verint's entire market value today.

- **Verint's operating performance has been dismal** for the past 3 and 5 years prior to our engagement.
  - Revenue growth per share was *negative* **-1.1%** and *negative* **-2.4%**, respectively**.
  - EPS CAGR was 1.5% and 2.5%, respectively, far behind Verint's close peer NICE at 11.5% and 13.9%.

* Neuberger Berman began engaging with Verint about improved financial disclosure, performance targets and Board refreshment on Dec 8, 2018, referred to in this presentation as the "Engagement Date"
** Including fiscal years 2013 to 2018

NEUBERGER | BERMAN 8

 Executive Summary: Verint’s Stock Began to Recover Following Our Recent Engagement  Verint’s stock value has remained flat for approximately 5 years until Neuberger Berman’s recent engagement began on December 8, 2018  Verint stock chart from 1/31/2014 through 4/30/2019  Verint Stock Price at Close    1/31/2014  12/7/2018  $45.44  $45.02  Source: FactSet  12/8/18NB Engagement Date  3/22/19NB nominates directors  3/27/19VRNT announces earnings  4/9/19Verint files its preliminary proxy    Reports cloud revenues for the first time; promises to provide financial targets

 Executive Summary: Verint’s Investments Destroyed Almost $2 Billion of Value  Over the last 12 years+ in which we owned the stock, Verint has spent nearly $2.1 billion on acquisitions and over $1.9 billion on R&D and capital expenditures, for a total of over $4.0 billion of investments, which is more than Verint’s entire market value today.  $1.1B Starting Market Cap + $4.0B Acquisitions + R&D + CapEx $3.2B Ending Market Cap                $1.9Bof ValueDestruction  Verint’s 12-Year Return on Investment (Acquisitions + R&D + CapEx)

 Executive Summary: Verint’s Opaque Reporting to Shareholders is Evident  Verint has not kept pace with industry-standard reporting practices  January 10, 2019, Jefferies Research“…Verint’s revenue disclosures are lacking...it does not provide inorganic revenue, maintenance revenue, or cloud revenue, metrics we believe would help us better judge the quality of revenue, the contribution to growth of different revenue streams, and organic growth.”Samad Samana, Jefferies research analyst Jefferies Research Report  Industry Standard Cloud Reporting Metrics Provided to Shareholders              CLOUD-ONLY MEASUREMENTS  Verint(VRNT)  ServiceNow(NOW)  Zendesk(ZEN)  Five9(FIVN)  NICE, Ltd.(NICE)  Pegasystems(PEGA)  Organic Revenue Growth  ✖  ✔  ✔  ✔  ✔  ✔  Cloud Gross Margins  ✖  ✔  ✔  ✔  ✔  ✔  # of Customers Above $1M ARR  ✖  ✔  ✔  ✔  ✔  ✖  Churn/Expansion Rate  ✖  ✔  ✔  ✔  ✖  ✖  Neuberger Berman’s Long-standing Request to Verint Management(Included in Neuberger Berman’s May 13, 2019 Letter to Verint Shareholders)  Source: company filings

 Executive Summary: Verint Lacks Necessary Experience on the Board  Verint’s long-tenured directors have overseen Verint’s poor performance  Board Member    Board Tenure  Senior Executive Software Experience  % TSR Performance Relative to NASDAQ Computer & Data Processing Index**  Dan Bodner    25 Years    (18%)  Howard Safir    17 Years  ✖  (19%)  Richard Nottenburg*    11 Years  ✖  (48%)  John Egan    7 Years  ✖  (30%)  Earl Shanks    7 Years  ✖  (35%)  William Kurtz    3 Years  ✖  (12%)  Penelope Herscher(Recommended by NB in 2016)    2 Years    (2%)  Stephen Gold    1 Year  ✖  13%  Mr. Nottenburg’s tenure relates to his Board membership at Verint since February 2013 and its former parent company, Comverse Technology, from December 1, 2006 to September 27, 2011. ** TSR data through 1/31/2019; Bodner % TSR data since Verint’s IPO; Nottenburg’s % TSR relates to his most recent Board membership at Verint since 2/28/2013

 Executive Summary: Verint’s Lack of Board Experience is in Sharp Contrast to Peers  Peer Board of Directors Profile: All of Verint’s close peers have an overwhelming majority of Board members with senior executive software expertise      # Independent Directors  # Independent Directors with Software Executive Experience  % Independent Directorswith Software Executive Experience   Verint  7  1*  14%   Five9  6  5  83%   Zendesk  9  7  78%   NICE  8  6  75%   Pegasystems  7  5  71%   ServiceNow  9  6  67%          Source: FactSet* Verint’s only independent Director with executive software experience, Penelope Herscher, was recommended by Neuberger Berman in 2016.

Executive Summary: Our Nominees Bring a Wealth of Critical Experience

Our Nominees bring extensive experience as software CEOs and Board members





	Beatriz Infante	Dr. Mark Greene	Oded Weiss
Executive Experience	Software CEO	Software CEO	Software CEO
Relevant Industry Experience	SaaS/Cloud, cybersecurity, enterprise software, big data & analytics, digital transformation, communications, mobile, contact center, hardware	Global, large enterprise software, security	Cloud, banking software, investment management software
Corporate Board Experience	6 Public Several Private	2 Public Several Private	Several Private
Select Company Experience	Sonus Networks, Oracle, ribbon, aspect, hp, Liquidity Services, Emulex (We network storage)	openlink, FICO, IBM	Temenos, Multifonds (Building success), McKinsey&Company

NEUBERGER BERMAN | 14

 Neuberger Berman’s Attempt to Engage Constructively With Verint  Neuberger Berman began engaging with Verint in 2016 following the underperformance of the Kana acquisition

Our Attempt to Engage Constructively With Verint

Our Intrinsic Value Strategy has a Long Track Record of Constructive Engagements with Managements and Boards

Over a ten-year period, our Intrinsic Value Strategy has engaged with 7 Boards of portfolio companies regarding capital allocation, communication of long-term strategic goals and corporate governance. We remain invested in 5 of the 7 companies or their acquirors[1].

Company	Reason for Engagement	Year of Initial Purchase	NB Average Cost	Year of Initial NB Involvement	Price at Initial Involvement	Current* or Merger Price
Charles River Laboratories	Capital Allocation	2003/2008	$36.39	2010	$36.77	$129.09
OfficeMax	Capital Allocation	2008	$7.42	2012	$4.33	$15.26
UltraTech	Governance	2005	$19.60	2015	$16.21	$28.75
Ciena	Capital Allocation, Communication, Governance	2009	$21.87	2017	$21.29	$34.61
Nuance Technologies	Capital Allocation, Governance	2009/2014	$15.68	2017	$16.23	$17.89
VeriFone	Communication, Governance	2013	$17.44	2017	$20.98	$22.90
ARRIS International	Capital Allocation, Communication	2000	$23.23	2018	$24.46	$31.75

[1] OfficeMax was acquired by Office Depot for stock; UltraTech was acquired by Veeco for cash and stock, VeriFone was taken private by Francisco Partners, ARRIS was acquired by CommScope for cash.
* Current price as of stock market opening on May 20, 2019.

NEUBERGER BERMAN 16

Our Attempt to Engage Constructively With Verint

Since 2016, Neuberger Berman has attempted to engage constructively with the Board, recommending 8 different Board candidates with senior executive experience who have led business transformations at well-respected technology companies

Late 2016

NB recommended **Penelope Herscher** and **Dr. Mark Greene**

Ms. Herscher served on the Board of JDSU and helped create substantial stockholder value by separating the company into two publicly-traded entities, Lumentum and Viavi.

Dr. Greene is a senior financial software and analytics executive with 35+ years of global executive experience leading and growing complex global businesses. Over the course of his career, Dr. Greene managed several large enterprise software businesses, including as CEO of OpenLink, a high-growth, private equity-backed global software and services business, CEO of Fair Isaac Corporation (FICO), a pioneer in credit risk scoring and analytics for the financial services industry, and as a General Manager at IBM, where he was ultimately responsible for IBM's security business.

NEUBERGER | BERMAN NOMINEE

March 2018

NB recommended **Steve Hooley**

Mr. Hooley was previously the Chairman and CEO of publicly-traded DST Systems for five years before it was sold to SS&C Technologies Holdings for a $5.4 billion enterprise value. As Chairman and CEO of DST, Mr. Hooley divested non-core businesses, streamlined operations and dramatically reduced the number of shares outstanding through effective share buyback programs. During Mr. Hooley's tenure as CEO, DST's shares quadrupled in value.

Early 2018

NB supported Verint's evaluation of **John Hinshaw**

Mr. Hinshaw is a seasoned technology industry veteran and a board member of BNY Mellon, Sysco, and DocuSign. He was formerly a senior executive at Hewlett Packard and Boeing. Mr. Hinshaw's background includes M&A in the SIGINT (signals intelligence) space and serving on the Board of a leading cloud-centric company, DocuSign, through a successful IPO. We were disappointed to learn that Verint subsequently decided not to appoint Mr. Hinshaw to the Board.

NEUBERGER | BERMAN 17

Our Attempt to Engage Constructively With Verint

Following Verint's continued underperformance, Neuberger Berman re-engaged with the Company about its Board refreshment, improving its financial disclosures and establishing reasonable performance targets

Jan 2019

In addition to Mr. Hooley and Mr. Hinshaw, NB recommended **Warren Jenson** and **Oded Weiss**

Mr. Warren Jenson is President and CFO of LiveRamp (f/k/a Acxiom), a publicly-traded digital marketing company, where he helped lead a transformation including the sale of several legacy businesses and the very successful acquisition of LiveRamp, which today is the core of the company. The transformation led to the company's share price multiplying more than 5 times during Mr. Jenson's tenure. Mr. Jenson was formerly the Chief Financial Officer of a number of successful public companies, including Amazon.com and Delta Airlines.

Mr. Oded Weiss is Strategic Advisor and former President of Temenos AG, a publicly-traded banking software company. During his tenure, Temenos completed a strategic transformation that resulted in more than quintupling the share price. Mr. Weiss joined Temenos through the acquisition of Multifonds SA, a software company, where he was CEO, and which generated substantial returns for its owners. Before joining Multifonds, Mr. Weiss was a partner at McKinsey & Co in New York.

NEUBERGER BERMAN NOMINEE

Feb 2019

NB recommended **Robert Schassler**

Mr. Schassler had been a senior executive at Motorola when the business was separated into several public companies and, as an executive responsible for Motorola Solutions' largest business, is very familiar with Verint's business and, specifically, Verint's CIS customers. Mr. Schassler also has substantial software and cloud background expertise from his time as a senior executive at Nuance Communications and Sanmina.

March 2019

NB nominated **Beatriz Infante**, **Dr. Green** and **Oded Weiss**

Ms. Infante is a software industry veteran and a four-time CEO with a track record of successfully leading multiple international technology businesses to extremely high levels of growth, profitability and shareholder return. Ms. Infante reported directly to Larry Ellison at Oracle and has since led both early stage and Fortune 100 organizations through $2B in revenues across a variety of technology sectors, including SaaS/Cloud, cybersecurity, enterprise software, big data & analytics, digital transformation, communications, mobile, and hardware.

NEUBERGER BERMAN NOMINEE

NEUBERGER BERMAN 18

 Our Attempt to Engage Constructively With Verint  Our attempt to engage constructively includes highlighting the risks associated with Verint’s poor disclosures  April 8, 2019 letter to the Board communicating Neuberger Berman’s concerns and warning that short sellers were taking issue with Verint’s lack of clear disclosures. May 22, 2019 presentation to the full Board discussing the almost $1B spent on acquisitions and the Company’s failure to disclose the revenues acquired through these purchases.     Neuberger Berman has continued to engage with Verint through numerous in-person meetings and other communications, including:  Directors should be aware that certain boutique research firms have begun issuing short recommendations for Verint’s stock based on the Company’s unusual, passive approach to the cloud business and lack of clear disclosure. Management needs to be fully prepared for much deeper probing from investors on these important issues.

Our Attempt to Engage Constructively With Verint

Recent short research highlights lack of transparency and risk to shareholders

- On May 23, 2019 an independent research firm issued a "Short Call Report" highlighting Verint's lack of disclosures and financial transparency.
- Neuberger Berman does not endorse the research.
- However, the report was enough to create concern among Verint's shareholders who lacked enough information and confidence in management to immediately refute the claims credibly.
- Our nominees are committed to improving Verint's disclosures, which can only reduce shareholders' risk of further harm.
- In our opinion, the addition of Neuberger Berman's three nominees to Verint's Board of Directors will help to create stability in the market and restore the Company's credibility with investors.

Verint's lack of financial transparency and shareholder confidence helped fuel Verint's one-day stock decline.



$435M 1-day loss of shareholder value*
22
May 23

May 23, 2019

*On the day that the short research report was issued, Verint's stock dropped from its pervious closing price of $61.17 per share to a low of $54.49 during the day, wiping out more than $435 million of shareholder value.

NEUBERGER BERMAN 20

 Our Attempt to Engage Constructively With Verint  Verint’s hostile responses to Neuberger Berman’s attempt to engage constructively  Delayed the Board candidates’ interview process and refused to accommodate conflicting travel and Board meeting schedules.Dismissed seven of our eight suggested Board candidates as “unwarranted” after limited discussions, which in some instances included only one phone call with only one Board member.Refused to engage constructively to resolve a potential proxy contest: Verint refused Neuberger Berman’s request to postpone the nomination deadline by 2 weeks to try to resolve the outstanding issues surrounding financial reporting, measurements, capital allocation disclosures and governance improvements.Unjustified pressure tactics: On April 9, 2019 at 8:00a.m. EST Verint provided Neuberger Berman with an ultimatum: withdraw the director nomination notice before the stock market opened that day or else Verint would file its contested preliminary proxy statement immediately. The early filing was unnecessary and well before the Company’s record date of May 7, 2019.Rejected Neuberger Berman’s proposal to resolve the proxy contest: Neuberger Berman proposed a resolution that would include a consensus around Verint providing:Reasonable long-term financial targets.Details about the Company's capital allocation decisions, including: R&D, acquisitions, CapEx and share repurchases.A commitment to accelerating the Company’s Board refreshment process by adding senior-level software executives to the Board.Verint refused to allow Neuberger Berman access to its May 2019 analyst day which the Company then used as an opportunity to disparage us.Verint announced plans to spend $6.5 million fighting us.

 Why Change is Warranted at Verint Systems, Inc  Verint has Underperformed Every Relevant Index and Peer for Years

 Why Change is Warranted at Verint Systems  Verint Systems has underperformed the market and all relevant indexes over the past 5- and 15-years  Source: FactSet  Note: NASDAQ Computer refers to the NASDAQ Computer & Data Processing index which is used by Verint as a stock comparator in its Form 10-K.  5 Year TSR  15 Year TSR

 Why Change is Warranted at Verint Systems  Verint has significantly underperformed its peers on a 5-year, 3-year and 1-year basis    5YR  3YR  1YR   Verint  6%  32%  16%   NICE  192%  90%  20%   Pegasystems  152%  142%  11%   Zendesk*  323%  207%  75%   ServiceNow  247%  254%  48%   Five9*  583%  514%  97%  Source: FactSet. Financials through January 31, 2019.* 5-year financials for Five9 and Zendesk start on May 30, 2014, as they were not publicly traded on Jan 31, 2014.

 Why Change is Warranted at Verint Systems  A 15-year head-to-head comparison with NICE shows how poorly Verint performs against its close peer  $455M 2004 Market Cap + $4.2B Investments $6.8B Ending Market Cap  Revenue growth over 15 years = 472%  $737M 2004 Market Cap + $4.3B Investments $3.2B Ending Market Cap  Revenue growth over 15 years = 392%    Verint  NICE   Revenues  $1.2B  $1.4B   Employees  6,100  5,504   R&D Employees  1,900  1,500  Source: Verint Jan. 31, 2019 Form 10-K; NICE Fiscal year end Dec. 31, 2018 Form 20-F      Source: FactSet, company filings  Verint - 15 Year Return on Investment  NICE - 15 Year Return on Investment             15 Year  5 Years  3 Years  1 Years   Verint  96.6%  6.5%  32.1%  15.9%   NICE Ltd.  740.6%  192.5%  90.5%  20.3%   S&P 500  225.7%  68.2%  48.2%  -2.3%

 Why Change is Warranted at Verint Systems, Inc  Verint’s return on its capital allocation has been dismal

 Why Change is Warranted at Verint Systems  Compared to its peers, Verint’s 5-Year return on its capital allocation has been dismal  Revenue growth over 5 years = 8.98%  $2.4B 2014 Market Cap + $2.1B Investments $3.2B Ending Market Cap  $352M 2014 Market Cap + $142M Investments $3.0B Ending Market Cap  Revenue growth over 5 years = 149.91%  $1.7B 2014 Market Cap + $848M Investments $4.4B Ending Market Cap  Revenue growth over 5 years = 51.12%  $2.4B 2014 Market Cap + $2.3B Investments $6.8B Ending Market Cap  Revenue growth over 5 years = 42.79%  Source: FactSet, company filings  Verint - 5 Year Return on Investment    Pegasystems - 5 Year Return on Investment    Five9 - 5 Year Return on Investment    NICE - 5 Year Return on Investment

 “Verint continues to acquire vendors to strengthen its offering, but this adds complexity to its portfolio and makes it more difficult to provide a seamlessly integrated and supported suite”  Gartner Research ReportMagic Quadrant for Workforce Engagement ManagementFebruary 12, 2019

Why Change is Warranted at Verint Systems

Verint has spent approximately $1 billion on 15 acquisitions since 2014 with very little to show for it

Verint's stock has fallen dramatically following its two largest acquisitions:
Witness Systems in 2007 for $950 million and **KANA Software in 2014 for $514 million**

Verint Acquisitions Since 2014

- Verint has acquired 15 companies since 2014
- Verint has only disclosed transaction value for 8 of the acquisitions
- Verint has only disclosed the revenues acquired in 4 of the acquisitions
- **How can shareholders measure organic revenue growth and the success of Verint's acquisition strategy?**



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7/1/2018
12/1/2018
Date
Cash Used in Acquisitions
Relative Share Price

The Verint Board is responsible for overseeing the Company's R&D investments and acquisition strategy and ensuring that the Company's capital allocation practices focus on opportunities that generate appropriate shareholder returns

Source: FactSet, company filings

NEUBERGER | BERMAN 29

Why Change is Warranted at Verint Systems

Verint has not disclosed transaction-related information for 7 of the 15 companies acquired since 2014

Verint has not disclosed acquired revenues for 11 of the 15 companies acquired since 2014

Announce Date	Company Acquired	Transaction Value ($M)	Revenue Acquired ($M)	CES or CIS
Jan. 6, 2014	Kana Software	514.0	145.0 [1]	CES
Mar. 31, 2014	UTX Technologies Ltd	84.4	20.0 [2]	CIS
Jan. 6, 2015	TE4I SRL	13.0	"Not Material"	CIS
Aug. 17, 2015	Telligent, Inc.	N/A	"Not Material"	CES
Sep. 3, 2015	Professional Teledata	N/A	"Not Material"	CES
Sep. 4, 2015	NexxPhase Corp	N/A	"Not Material"	CES
Feb. 22, 2016	Contact Solutions LLC	66.9	"Not Material"	CES
Nov. 16, 2016	OpinionLab, Inc.	84.4	"Not Material"	CES
Jan. 10, 2017	Adtech Global Solutions, Inc.	N/A	"Not Material"	CES
Feb. 1, 2017	Asset from Synchronoss Tech	N/A	"Not Material"	CES
Sep. 5, 2017	eg solutions Ltd.	30.0	10.3 [3]	CES
Oct. 9, 2017	Verba Technologies	N/A	"Not Material"	CES
Dec. 19, 2017	Next IT Corp	51.0	10.0 [4]	CES
Dec. 17, 2018	ForeSee Results	64.9	"Not Material"	CES
Jan. 9, 2019	NowForce Ltd.	N/A	"Not Material"	CES

In aggregate, these transactions are material. The lack of disclosure makes it impossible to analyze Verint's true organic growth.

1. Per Verint earnings call discussing the forecasted revenue impact from KANA. Midpoint of the range.
2. Per Verint earnings call discussing the forecasted revenue impact from UTX.
3. Per eg solutions 2017 Annual Report for the period ended January 31, 2017 adjusted for pounds to US dollars at a rate of 1.25379 USD/GBP.
4. Per Verint 8-K announcing the deal on December 19, 2017.

"Not Material": Disclosed as "not material" in the Business Combination segment of Verint's Forms 10-K.

NEUBERGER | BERMAN

30

 Why Change is Warranted  Verint’s Conglomerate Structure Has Led to a Discount in Verint’s Market Value

Why Change is Warranted at Verint Systems

Verint operates two disparate businesses with no operational synergies, making capital allocation decisions complex


Verint
Customer Engagement Solutions
Cyber Intelligence Solutions

	CES $M	CIS $M
Revenue	$796	$433
Contribution Margin	$317	$114
Shared Support Expense	$164	
Operating Income	$114	

Poorly Disclosed Segment Financials	
Revenue	✓
Organic Revenue Growth	✗
Inorganic Revenue Growth	✗
"Segment Contribution"	✓
Gross Margin	✗
SG&A	✗
R&D	✗
Allocation of shares services based on consumption	✗
Employees	✗
Operating cash flow	✗

- These two divisions serve **different markets**, have **unrelated products** and service offerings, and share **no operational synergies.**
- At a minimum, we believe Verint should provide shareholders with clear segment-level financials for both business segments so that they can be properly valued.
- Owning these two businesses makes it harder for Verint to receive a fair valuation from the public markets.
  - Verint's "Shared Support Expense" (which exceed the entire Company's Operating Income) makes it even more difficult to evaluate each business independently.
  - There is analytical complexity associated with shareholders trying to understand how Verint will allocate its capital, address different end markets with different growth rates, incentivize different management teams, and assess the optimal capital structure.
- If management and the Board believe it is optimal to have both business segments under one corporate umbrella, they should present a compelling case for this conglomerate strategy and structure.

Source: FactSet, company filings

NEUBERGER BERMAN 32

 20.0x                                      18.0x                                      16.0x                                      14.0x                                      12.0x                                      10.0x                                      8.0x                                      6.0x                                      4.0x                                      2.0x                                      0.0x                                      Verint’s businesses receive very different valuation multiples from the market.The valuation expansion opportunity in the CES and into the pure Cloud space is significant. There may be additional opportunities for value multiple expansion in the CIS space as well, but the opaqueness of the CIS and CES business reporting makes it hard to determine the opportunity.  Why Change is Warranted at Verint Systems  Verint’s valuation is depressed particularly compared to CES and Cloud peers  Thales SA    1.1x  Source FactSet: FYE company reported revenues; EV as of May 22, 2019  Elbit Systems    1.7x  FireEye    3.4x    3.7x  Sophos  CIS Comps    3.6x  Verint    6.0x  NICE    6.2x  Pegasystems    9.0x  Salesforce.com    7.2x  LivePerson  CES Comps    11.4x  Five9    16.2x  Zendesk    18.8x  ServiceNow  Cloud Comps    An improved multiple will only happen if shareholders can better understand Verint’s business segments and the Company moves more aggressively to the cloud.  Peer Group Valuation Comparison – Revenue/Enterprise Value

 Why Change is Warranted  Verint Lacks Sensible Medium and Long-Range Financial and Performance Targets

 Why Change is Warranted at Verint Systems  Neuberger Berman continues to request better metrics and financial projections for ALL of Verint’s businesses  Neuberger Berman has requested Verint provide shareholders with sensible business measurements and financial targets, including:Explain how M&A complements R&D for growth: It is unclear how the approximately $1 billion spent in the last five years has improved the Company’s financial performance. We expect Verint to report both organic and inorganic growth and provide more detail on the contribution of acquisitions and R&D to revenue growth and margins. True cloud revenue targets: Verint should report company-wide cloud revenues based on industry norms (excluding managed services and term licenses). These metrics should include cloud gross margins, churn/expansion rate, RPOs, and bookings. Long and short-term management incentive plan targets should include a large component of organic cloud revenue growth.R&D insight: Verint spends 17% of its revenues on R&D relating to 40 products*. Verint should explain this high level of R&D expenditure and the expected returns.  *Source: Verint filings

Why Change is Warranted at Verint Systems

Despite recent disclosure promises, Verint continues to lack sensible medium- and long-range measurements

Dan Bodner, Verint CEO

May 21, 2019

"To help investors understand how our financial model will evolve over time as we continue our cloud transition, we are providing new long-term financial metrics. These metrics include three-year targets for revenue, cloud and recurring revenue and margins."

Metrics Verint will now provide, including 3-year targets for CES	
CES revenues (combined organic and inorganic)	✓
CES recurring revenue %	✓
CES gross margin	✓

Metrics Verint will still NOT provide	
Organic revenue for CES	✕
Inorganic revenue for CES	✕
Organic revenue for CIS	✕
Inorganic revenue for CIS	✕
SG&A for CES	✕
R&D for CES	✕
SG&A for CIS	✕
R&D for CIS	✕
Cloud churn/expansion rate	✕
# Cloud Customers above $1M ARR	✕
Allocated shared services based on consumption	✕

Source: Verint press release May 21, 2019; company filings

While Verint started providing a handful of long-overdue metrics, these measurements fall far short of industry standards and investor expectations and lack the transparency needed to appropriately evaluate and value both CES and CIS and to hold management accountable.

NEUBERGER BERMAN 36

 Why Change is Warranted  Corporate Governance Concerns

Why Change is Warranted at Verint Systems

Despite poor performance, Verint's Board remains long-tenured and lacks the necessary skills to effectively guide Verint's cloud transformation

Board Member	Age	Board Tenure	Commentary
Dan Bodner	60	25 years	Served as a Director, President and/or CEO since Company's founding in 1994; Chairman of the Board since August 2017
Howard Safir	77	17 years	**Lacks relevant senior operating software and cloud experience**
Richard Nottenburg	65	11 years	**Lacks relevant senior operating software and cloud experience**
John Egan	61	7 years	**Lacks relevant senior operating software and cloud experience**
Earl Shanks	62	7 years	**Lacks relevant senior operating software and cloud experience**
William Kurtz	62	3 years	**Lacks relevant senior operating software and cloud experience**
Penelope Herscher	58	2 years	Only female Board member and only independent Director who has served as a senior executive of a software company. Recommended by Neuberger Berman in 2016
Stephen Gold	60	<1 year	**Lacks relevant senior operating software and cloud experience**

- Combined Chairman and CEO coupled with a weak Lead Independent Director.
- Only **ONE** independent Director with senior operating software experience (recommended by Neuberger Berman in 2016) and **NONE** with any senior executive cloud experience.
- Lack of Board diversity with only one female Director (recommended by Neuberger Berman in 2016)

NEUBERGER BERMAN 38

Why Change is Warranted at Verint Systems

Neuberger Berman has expressed several concerns about Verint's Corporate Governance

The positions of Chairman and CEO have been combined for almost two years.

Weak Independent Director Authorities

- Verint appointed a Lead Independent Director (Mr. Egan), without assigning specific and necessary authorities, which we believe should include:
  - Setting the board meeting agendas and the independent board meeting agendas.
  - Communicating with shareholders on behalf of the Board.
  - Recommendations regarding the retention of advisors and consultants reporting directly to the Board.
  - Overseeing CEO succession planning.

Outdated and Ineffective Board Composition

- Lack of diversity.
  - Only one female director on the Board.
- Insufficient industry and operating skill sets.
  - Verint's current Board has only one director with software experience and NONE with senior executive cloud experience.
  - In contrast, the vast majority of independent directors on competitors' Boards have senior software operating experience.

Absence of Shareholder Rights

- Verint still uses the plurality standard to elect directors instead of a widely-adopted majority vote standard.
- Verint does not allow shareholders to call special meetings.
- Verint does not provide shareholders with proxy access rights.

Source: ISS, FactSet, company filings, Verint website

NEUBERGER BERMAN | 39

Why Change is Warranted at Verint Systems

Neuberger Berman has expressed several concerns about Verint's Corporate Governance

Poor Executive Compensation Structure

- Excessive CEO Pay
  - Bodner's FYE 2019 total compensation of $8.8 million is approximately 4x the average NEO pay
  - Time-vested equity, rather than performance-based equity, made up 32% of the CEO's total pay
- All executive officers have an excise tax gross-up in the event of a change of control payment

Bonus

- A portion of Management's bonuses is tied to total revenue growth (both organic and inorganic revenue).

Performance equity Vesting

- PSU payout percentages that are based on over-achievement are excessive.
  - In our opinion, 104% achievement should not earn a 123% payout.
- Overlapping metrics for PSUs and cash bonuses
  - Revenue is a component in both PSUs and cash bonuses; management is therefore being compensated *twice* for the *same* achievement.

Long-Term Incentive Plan Flaws

- Revenue and EBITDA are measured over 2 years rather than a more appropriate length of 3+ years
- TSR should be measured against the Company's peer group rather than the S&P 1500
- Management should be incentivized based on organic growth vs. organic + acquired growth
- Specific cloud incentives should be established to ensure management is focused on appropriate cloud-related goals

Source: company filings

NEUBERGER BERMAN 40

 Board Members Who Can Drive Results  Leaders for a Transforming Business

 Verint Systems Needs Board Members Who Can Lead Transformation  Verint needs deep industry expertise to help navigate a complicated and shifting industry

 Neuberger Berman’s nominees were recruited for their industry knowledge, operating expertise, business acumen and history of creating shareholder value  Verint Systems Needs Board Members Who Can Lead Transformation  Beatriz V. Infante is a software industry veteran and a four-time CEO with a track record of successfully leading multiple international technology businesses to extremely high levels of growth, profitability and shareholder return. As a Senior Vice President responsible for Oracle's Open Systems Group and later Oracle's Next-Generation Products Group, Ms. Infante reported directly to Larry Ellison, and has led both early stage and Fortune 100 organizations through $2B in revenues across a variety of technology sectors, including SaaS/Cloud, cybersecurity, enterprise software, big data & analytics, digital transformation, communications, mobile, and hardware. In 2013, Ms. Infante was named to the Financial Times Agenda “Top 50 Digital Directors’ List.” In addition to her technology expertise and senior management experience, Ms. Infante is a seasoned public company board member; her strong understanding of corporate governance best practices will make her an invaluable addition to Verint’s Board.   Dr. Mark Greene is a senior financial software and analytics executive with 35+ years of global executive experience leading and growing complex global businesses.  Over the course of his career, Dr. Greene managed several large enterprise software businesses, including as CEO of OpenLink, a high-growth, private equity-backed global software and services business, CEO of Fair Isaac Corporation (FICO), a pioneer in credit risk scoring and analytics for the financial services industry, and as a General Manager at IBM, where he was ultimately responsible for IBM’s security business.Dr. Greene has served on numerous public and private company boards. His experience as a CEO simplifying complex corporate structures and managing effective capital allocation practices at multi-billion dollar publicly-traded software companies make him an invaluable addition to Verint’s Board.  Oded Weiss has 25+ years of experience in building value and creating high-performing leadership teams in fast growing global businesses.  Mr. Weiss is the former President of and currently a strategic advisor to Temenos, AG, a $12 billion market cap developer of a cloud-native front office, core banking, payments, fund management and wealth management software products for banks worldwide. Mr. Weiss also served as CEO and a Managing Director and a member of the Board of Directors of IGEFI Group s.a r.l. (doing business as Multifonds), an award-winning investment software company providing fund accounting, portfolio accounting and investor servicing and transfer agency on a single platform. Previous to this, Mr. Weiss was a Partner at McKinsey & Co. and led their technology practice in New York.Mr. Weiss is a seasoned international software CEO. His experience building cloud businesses, implementing metrics that drive business performance and incentivize customers and employees to adopt higher-margin, faster growing products make him an invaluable addition to Verint’s Board.

 Neuberger Berman’s Nominees Are Accomplished Professionals  Seasoned executives will bring needed skills to Verint Board     Neuberger Berman Nominees  Verint Long-Tenured Underperforming Directors        Infante  Safir  Nottenburg  Egan  Experienced Software CEO    ✖  ✖  ✖  Cloud Expertise    ✖  ✖  ✖  Corporate Governance Expert    ✖  ✖  ✖    Greene  Safir  Nottenburg  Egan  Experienced Software CEO    ✖  ✖  ✖  Cyber Security & Anti-Fraud Expert    ✖  ✖  ✖  Data Analytics Expert    ✖  ✖  ✖    Weiss  Safir  Nottenburg  Egan  Experienced Software CEO    ✖  ✖  ✖  Cloud Expertise    ✖  ✖  ✖  International Executive Experience    ✖  ✖  ✖

Our Nominees Have a Clear Focus

If elected, the Neuberger Berman Nominees have several initiatives they intend to ask the full Board to address within the first 90 days

Corporate Governance

- Consider separating the Chairman/CEO position or appoint a new, stockholder-focused Lead Independent Director and reconstitute Board committees.
- Review governance programs and implement best-in-class standards, including majority voting, shareholder rights to call a special meeting and proxy access.
- Review compensation plans and management incentives relating to cloud transition, revenue growth and profitability.

Corporate Structure

- If the Board determines the current conglomerate structure is appropriate, disclose full segment financials and improve investor communications; otherwise examine strategic alternatives.

Capital Allocation

- Determine the best use of Verint's cash for acquisitions, R&D, CapEx and share repurchases.
- Seek to end dilutive share issuances.

Disclosure and Transparency

- Implement industry-standard metrics and improve financial reporting/transparency across the entire business; hire a dedicated IR executive.

Near and Medium-term Improvements for Products, Technology, Delivery and Margins

- Deep dive into market growth opportunities: adoption and migration of Verint's products.
- Identify selected products for rationalization and client migration approach.
- Select key products to be transformed to true cloud native, cloud agnostic architecture with elastic scalability and multi-cloud resilience.
- Set new 3-5 year targets for cloud-based revenue.
- Develop a 2-year plan to lower R&D costs.
- Develop a cost improvement plan with specific targets for annual improvement to adjusted EBITDA margins for the next 5 years.

Repair Strained Relationships with Other Stockholders

NEUBERGER BERMAN 45

 Verint’s Disappointing Response to Neuberger Berman’s Campaign  Verint’s plans to spend $6.5 million to preserve the status quo is astonishing  The Board has been unwilling to commit to improving its financial transparency, adopting a full suite of industry-standard metrics, and genuinely evaluating our director nominees.We have suggested eight highly qualified new directors, including our nominees.We have offered to resolve this proxy contest multiple times through compromise.The Board does not appear to want the input of its major stockholders.Our nominees were summarily dismissed as “unwarranted” without serious engagement and evaluation.Management and the Board have attempted to apply pressure tactics to get us to withdraw our nominees. The Company issued a press release on May 8, 2019 attempting to redirect the narrative away from its poor performance.The Company claims to be delivering strong performance based on selectively chosen, short-term stock returns primarily over the past several months since our engagement began.The Company claims that Neuberger Berman is singularly focused on adding “unqualified” directors to the Board, despite our nominees’ extensive experience as successful software company CEOs and other well-regarded senior technology executives.The Company calls Neuberger Berman’s engaged approach to recommending eight different highly-qualified board candidates over the past 3 years “indiscriminate” and further claims that the only reason we chose our nominees was because they would participate in a proxy contest.The Company claims that Neuberger Berman is pursuing a self-serving goal of undertaking this proxy campaign to market itself as an “activist fund”, which is outrageous. The Company announced plans to spend $6.5 million to preserve the status quo rather than work with us to improve the Company  We have engaged privately and in good faith with the Company since 2016, seeking to foster improved business measurements, better capital allocation practices and a commitment to refreshing the board with individuals who canhelp transition Verint to a high-value cloud business.

 Neuberger Berman is Opposing the Re-election of Three Long-tenured Incumbent Directors   Mr. Howard SafirMr. Safir has been a director since 2002.Mr. Safir’s experience is primarily as a law enforcement officer and has never been a senior executive of any public company.Over the course of his 17-year tenure as a director, Verint has underperformed the NASDAQ Computer & Data Processing Index by 19%. Mr. Richard Nottenburg Mr. Nottenburg has been a director of Verint and its former parent company, Comverse Technologies, for a total of 11 years.Mr. Nottenburg is the Chairman of Verint’s Compensation Committee.Mr. Nottenburg has no senior executive software experience and has no experience guiding software companies to a successful cloud business model.As CEO, led Multilink Technology Corp. through its IPO in June 2001 at a value of $400 million and two years later sold the company, in June 2003, for just $23 million.As Chairman, presided over Violin Memory Inc. during its 2016 bankruptcy filing.As Chief Strategy Officer at Motorola, Mr. Nottenburg defended the company’s conglomerate structure, which led to Carl Icahn’s activist investing campaign and the subsequent separation of Motorola into two independent entities. Over the course of his most recent tenure as a director of Verint from February 2013, Verint has underperformed the NASDAQ Computer & Data Processing Index by 48%. Mr. John Egan Mr. Egan has been a director since 2012.Mr. Egan has been Verint’s Lead Independent Director since 2017, is the Chairman of the Corporate Governance and Nominating Committee and a member of the Compensation Committee. We have been extremely disappointed with our engagement with Mr. Egan and his leadership abilities as the Company’s outside Lead Independent Director.Mr. Egan’s last and only senior public company executive role (at EMC, where his father was co-founder and CEO) ended 21 years ago.Over the course of his 7-year tenure as a director, Verint has underperformed the NASDAQ Computer & Data Processing Index by 30%.  See https://money.cnn.com/magazines/fortune/fortune_archive/2004/09/20/381159/index.htm stating “[Nottenburg is] a big fan in particular of retaining Motorola's beleaguered cable television equipment operation, a line that dovetails with his own technological background.”  1

 Conclusion  It is time for Verint to improve its disclosures, implement capital allocation discipline and upgrade its Board  Prior to Neuberger Berman’s recent engagement, Verint vastly underperformed the broad market and its peers.Verint has invested heavily in R&D + CapEx + Acquisitions without delivering ANY meaningful return to shareholders.Verint’s operating performance has been dismal.Verint has been slow to transition to a modern cloud business model.Verint’s conglomerate structure and opaque reporting makes it difficult to operate, evaluate and value the business.Verint does not report sensible medium and long-range financial and performance targets provided by peers.Verint has failed to upgrade its Board of Directors by adding new professionals with substantive software, analytical, cloud and corporate governance expertise.   We believe Neuberger Berman’s director nominees can deliver significant value for shareholdersand help to hold management accountable for results  Vote the GOLD proxy card

 Neuberger Berman’s Nominees  Appendix

 Beatriz V. Infante  Beatriz V. Infante, age 65. Since 2009, Ms. Infante has served as Chief Executive Officer of BusinessExcelleration LLC which provides management consulting services to companies at strategic inflection points. From 2010 until its acquisition by Infor, Inc. in 2011, Ms. Infante was the Chief Executive Officer and a director of ENXSUITE Corporation, a leading supplier of energy management solutions. From 2006 until its acquisition by Voxeo Corporation in 2008, she was the Chief Executive Officer and a director of VoiceObjects Inc., a market leader in voice applications servers. From 2004 to 2005, Ms. Infante served as Interim Chief Executive Officer and a director of Sychron Inc., which was sold to an investor group. From 1998 to 2003, Ms. Infante held various positions with Aspect Communications, a leading provider of call centers and unified communications solutions, including the roles of Chairwoman, President and Chief Executive Officer.  Ms. Infante has been a director of Ribbon Communications, Inc. (a NASDAQ listed company), a company specializing in Cloud-based SIP and 4G/VoLTE solutions, since October 2017 and has served on its Audit and Compensation Committees; a director, Chair of the Compensation Committee and Member of the Audit Committee of Liquidity Services, Inc. (a NASDAQ listed company), a company specializing in surplus asset management, since May 2014; and a director of PriceSmart Inc (a NASDAQ listed company), a global operator of membership warehouse clubs, since January 2018, and currently serves as Chair of the Compensation Committee, Chair of the Digital Transformation Committee, and Member of the Audit Committee.  Additionally, from January 2010 until October 2017, Ms. Infante served on the board of Sonus Networks, until its acquisition of Genband to form Ribbon Communications. From May 2012 through May 2015 when it was sold to Avago, Ms. Infante served as a director of Emulex Corporation. From August 2016 to June 2017 when it was sold to Veeco, Ms. Infante served as a director of Ultratech, Inc.  She has additionally served on a number of private company boards. Ms. Infante is a National Association of Corporate Directors Board Leadership Fellow, a 2016 NACD Directorship 100 honoree, and in 2013 was named to the Financial Times Agenda “Top 50 Digital Directors’ List.”  Ms. Infante holds a Bachelor of Science and Engineering degree in Electrical Engineering and Computer Science from Princeton University and holds a Master of Science degree in Engineering Science from California Institute of Technology.

 Dr. Mark Greene  Dr. Mark Greene, age 65, is a senior financial technology executive with extensive experience leading and growing complex global businesses. He is a recognized thought-leader on banking and economic trends and related techniques including risk management, forecasting and trading, and technologies such as big data and predictive analytics. He now serves as a Board member for financial technology/software companies seeking strategic and operational assistance in business transformation and scaling. From March 2019, Dr. Greene has served as Executive Chairman of National Credit Care, a leading privately held credit counseling company. From April 2018, Dr. Greene has served as Executive Chairman of RYZGO, a privately held transaction-security and identity verification company. From October 2016, Dr. Greene has served as director of Bluezones LLC, a privately held lifestyle management company. From April 2012, Dr. Greene served as director of NeuStar (NYSE:NSR) until its acquisition by Golden Gate Capital in August 2017. From September 2012 until September 2015, Dr. Greene was CEO, Openlink Financial (Hellman & Friedman), a risk management, operations and finance company, and from February 2007 until January 2012, Dr. Greene was CEO, Fair Isaac Corp. (NYSE: FICO), a pioneer in credit risk scoring and analytics for the financial services industry.  Previous to this, from 1998 until 2006, Dr. Greene was a General Manager at IBM (NYSE: IBM) responsible for IBM’s security business.Dr. Greene was also a Director, Interest for Others Foundation from December 2016 to November 2018.   Dr. Greene holds a BA, magna cum laude, in Economics from Amherst College, and a PhD in Economics from the University of Michigan.

 Oded Weiss  Oded Weiss, age 48, has 25+ years of experience in building value and creating high-performing leadership teams. Mr. Weiss is Senior Advisor and former President of Temenos AG (SIX:TEMN), a $12bn market cap publicly traded financial software company. From July 2009 through March 2015, Mr. Weiss served as CEO and a managing director and a member of the board of directors of IGEFI Group s.a r.l. (doing business as Multifonds), an award-winning investment software company providing fund accounting, portfolio accounting and investor servicing and transfer agency on a single platform. More than $7 trillion in assets (both traditional and alternative funds) are processed on Multifonds in 30+ jurisdictions for the world’s leading global custodians, third-party administrators, insurance companies and asset managers. Under Mr. Weiss’s leadership, Multifonds grew its staff from 150 to 450 in 14 offices globally, including India, the UK, Ireland, France, Germany, Singapore, Hong Kong, Canada, and the US. As CEO he was responsible for strategy, revenue, product roadmap, key customer relationships, partnerships, marketing and all other important aspects of the business. He attracted and retained a highly productive team and transformed the company’s culture. Key achievements during his tenure as CEO include: achieving repeatable and sustained growth measured in 5 years: CAGR of 13% in revenue and 15% in EBITDA which created real operating leverage; transforming the company from a single product, European focused, limited growth company to a global, multi-product, best in class leader; rebranding the company and establishing the Multifonds brand as a leading provider to the fund administration industry; initiating and successfully completing a product renovation program that transformed both the user experience (using new architecture and technology) and the product asset class coverage (expanding from long-only focused to cross asset capabilities). Mr. Weiss led the strategy of focusing on large deals which led to record wins in 2014.  In March 2015, Mr. Weiss sold Multifonds to Temenos AG for €235 million, delivering high multiple return to private equity owner Summit Partners, and Mr. Weiss was appointed President of Temenos AG. At the time Temenos’s share price was $35 and the company had a market cap of $2.5B. In September 2016, Mr. Weiss decided to step back and take the role of Strategic Adviser to Temenos. In his 1.5 year tenure as President, the company’s share price rose to $66 and the market cap doubled to $5B. As Strategic Advisor, Mr. Weiss focuses on architecture transformation and go to market product strategy and was involved in all M&A opportunities. In February 2018, the Board asked Mr. Weiss to focus on Temenos’s Multifonds business for a year and he took on the role of Managing Director of the company’s Multifonds division. From February 2018 to January 2019, Multifonds’s product revenue more than doubled. In January 2019, after Multifonds success, Mr. Weiss reverted to his role as Strategic Advisor to Temenos, at which time the stock was trading at $133 and the company’s market cap reached $10B. Today, April 2019, four years since Mr. Weiss joined Temenos the stock is trading at approximately $165 (vs. $35 in March 2015). Temenos has over $800 million in annual revenue, double digit top-line growth, and 5,000 employees, serving 38 of the top 50 banking institutions globally.Previous to this, Mr. Weiss was a Partner, Corporate and Investment Banking Operations & Technology Practice Leader, at McKinsey & Company in New York. Mr. Weiss is also serving as the Chairman of the Board of Solo Gelato, a private company based in Israel. Mr. Weiss holds a B.Sc. and M.Sc. in Engineering from the Technion – Israel Institute of Technology, and an MS in Engineering and Management from MIT.

 Neuberger Berman’s Principled Commitment to ESG and Impact Investing  Appendix

 Employee-Owned Investment Manager  Partnering with clients to achieve their unique objectives  1. Institutional-oriented equity and fixed income assets under management (“AUM”) includes the firm’s equity and fixed income institutional separate account (“ISA”), registered fund, and managed account/wrap (“MAG”) offerings and are based on the overall performance of each individual investment offering against its respective benchmark. High net worth/private asset management (“HNW”) AUM is excluded. If HNW AUM were included, the percentage of AUM outperforming the benchmark since inception period would have been 86% for equities and 94% for fixed income. Equity and Fixed Income AUM outperformance results are asset-weighted so individual offerings with the largest amount of assets under management have the largest impact on the results. Please see additional disclosures for important information regarding Private Equity methodology. All performance data for NB Private Equity funds, private equity indices data is as of September 30, 2018. Results are shown gross of fees. Individual offerings may have experienced negative performance during certain periods of time. See Additional Disclosures for additional information regarding the outperformance statistics shown (including 3-, 5- and 10-yr statistics for institutional-oriented equity and fixed income). Indexes are unmanaged and are not available for direct investment. Investing entails risks, including possible loss of principal. Past performance is no guarantee of future results.    Long-term Outperformance1  Alignment of Interests  Portfolio managers invest alongside clients  Breadth of Independent Perspectives  601 investment professionals connected across public and private markets, equity, fixed income and alternatives  Experienced and Stable Teams  25+ year average industry experience for lead PMs; 96% annualized retention rate of senior investment professionals at MD and SVP level since becoming an independent company in 2009  Innovative Investment Solutions  A track record of client partnerships and long-term performance  89%  Institutional-oriented equity   Percentage of institutional-oriented AUM outperforming benchmark since inception ended March 31, 2019  94%  Institutional-oriented fixed income  Percentage of institutional-oriented AUM outperforming benchmark since inception ended March 31, 2019  73%  Private equity  Percentage of NB Private Equity funds raised between 2005 – 2016 (since inception performance) outperforming benchmark Net IRR  Deep Resources  Extensive fundamental research, access to management, innovative ESG research, and sophisticated risk management

Employee Ownership Fosters Team Stability and Alignment with Clients

Industry-leading experience, retention and culture

Ownership Structure

100%

independent, employee-owned

Manager Experience

99%

of clients' assets managed by lead PMs who have 20+ years of industry experience

Retention Levels For Senior Investment Professionals

	Managing Directors (includes retirements)	Managing Directors (competitor departures only)
2014	98%	99%
2015	99%	100%
2016	91%	99%
2017	94%	100%
2018	97%	99%

Alignment With Clients

~$3bn | invested by Neuberger Berman employees alongside clients[1]

100% | deferred cash compensation directly linked to team and firm strategies

Our Culture

2014 2015 2016 2017 2018

1. Employee assets include current and former employees and their family members.

NEUBERGER BERMAN 55

Investment Platform

Breadth of independent perspectives across asset classes

	EQUITY	FIXED INCOME	ALTERNATIVES	
AUM $304bn[1]	$90bn	$140bn	$83bn AUM and Committed Capital	
Investment Professionals	225	176	161	
Fundamental	Global, EAFE U.S. Value, Core, Growth Emerging Markets Regional EM, China Global Thematic, Disruptive Themes Sustainable Equity Income Strategies – MLP – REITs	Global Investment Grade Global Non-Investment Grade Emerging Markets, Regional EM, China Multi-Sector, Opportunistic Municipals Specialty Strategies – CLO Mezzanine – Currency – Corporate Hybrids	Private Equity: – Primaries – Co-Investments – Secondaries – Specialty Strategies – Minority stakes in alternative firms – Dyal Insurance-Linked Strategies	Alternative Credit: – Private Credit – Residential Loans – Special Situations – Specialty Finance Hedge Funds: – Multi-Manager – Equity Long/Short – Credit Long/Short – Event Driven – Co-Investments
Quantitative	Global U.S. Emerging Markets Custom Beta		Risk Premia Options Global Macro Commodities	

Integration of Environmental, Social and Governance Factors

MULTI-ASSET CLASS SOLUTIONS AND STRATEGIC PARTNERSHIPS

Fundamental: Global Relative & Absolute Return; Income Focused; Inflation Management; Liability Aware

Quantitative: Risk Parity; Global Tactical Asset Allocation

1. As of December 31, 2018. Firm assets under management (AUM) includes $89.8 billion in Equity assets, $139.8 billion in Fixed Income assets and $74.5 billion in Alternatives assets. Alternatives "AUM and Committed Capital" includes assets under management for non-Private Equity businesses and Committed Capital since inception for the Private Equity businesses. Committed Capital since inception reflects all contractual commitments, including those still in documentation, to fund investments, including those which have since been realized, advised by NB Alternatives Advisers LLC and its affiliates or predecessors (the oldest mandate of which was founded in 1981).

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Our Collaborative Approach Across Asset Classes

Setting goals, measuring performance and driving ESG priorities across the firm

Three levels of collaboration

ESG Investing Team

- Primary responsibility is setting and implementing the global ESG strategy by deepening the integration of ESG themes into new and existing investment strategies
- Participates in the investment performance review of all investment teams chaired by each platform's Chief Investment Officer to review the degree of ESG integration

The ESG Committee

- Chaired by the Head of ESG Investing, oversees the firm wide ESG efforts, including the review of goals and priorities such as the development of new ESG-integrated investment strategies
- Monitors implementation, measures performance and contributes to annual reporting to groups like the United Nations-supported Principles for Responsible Investment (PRI)
- Acts as a cross-asset class forum to share research on ESG issues and trends, and to drive deeper engagement and education on ESG topics across the firm

Asset Class-Specific ESG Working Groups

- Responsible for providing context-specific expertise and assisting with education and implementation among the investment teams

ESG Committee

INVESTMENT TEAMS

Jonathan Bailey
Head of ESG Investing

Joseph Amato
President and CIO—Equities

Lawrence Kohn
Chief Operating Officer—Equities

Ingrid Dyott
Co-Portfolio Manager—Sustainable Equity Group

Gorky Urquieta
Co-Head of Emerging Markets Debt

Rob Drijkoningen
Co-Head of Emerging Markets Debt

Maura Reilly Kennedy
Managing Director, Private Equity

Erik Knutzen
Co-Head of QMAC and CIO—MAC

SUPPORT AND CONTROL

Dina Lee
Associate General Counsel

Chrystelle Charles-Barral
Risk Management

RESEARCH

Tim Creedon
Head of Equity Research

Steve Flaherty
Head of Investment Grade Research

Chris Kocinski
Co-Head of Non-Investment Grade Credit Research

Irina Babushkina
Equity Research

James Lyman
Head of Municipal Fixed Income Research

CLIENT COVERAGE

Dik van Lomwel
Head of EMEA and Latin America

Raluca Pencu
Head of RFP

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Neuberger Berman’s Governance and Engagement Principles  Our firm has a long and deep history of engaging with public companies   Managements should set and communicate clearly defined long-term goals which avoid strategies oriented to short-term benefits, implement value-driven M&A strategies, and subject major decisions, including large mergers, acquisitions, reorganizations, or similar actions, to a shareholder vote.  Management and the board should maintain significant equity ownership; incentive compensation should be directly tied to creating long term economic value, long-term share price performance and other objective performance metrics; equity awards should have long vesting periods, clawbacks and downside participation; and the repricing and reloading of equity incentives is discouraged.  Boards should have diversity of background and relevant experience, not be bound by relationships with management or between board members and avoid conflicts of interest; boards should refresh membership and rotate committee membership periodically and avoid elongated tenures. Executive sessions comprising independent directors should convene at least annually. We, in general, like to see separation in the roles of Chairperson and CEO. In instances where the Chairperson and CEO roles are combined, the board should appoint a lead independent director.  Generally align voting rights with economic interest; limit the use of hierarchical control structures; apply the majority standard to director elections, and allow long-term shareholders to participate in decision making through direct director nomination, proxy access, calling a special meeting or acting by written consent. Takeover defense provisions that prevent companies from achieving full valuations are discouraged.  Strategy  Incentives  Board Independence  Shareholder Representation  Capital Deployment  Effect an economic returns-based capital allocation system; maintain efficient corporate capital structures that minimize the risk-adjusted cost of capital; avoid excessive leverage or excessive cash buildup; regularly return excess capital to shareholders, and explore divestitures/spin-offs of non-core assets and business units for which divestiture will enhance shareholder value.  Transparency and Communications  Maintain an independent and skilled audit committee; use independent auditors that are rotated periodically; if appropriate, report non-GAAP measures that allow greater understanding of the on-going business with an approach consistent with their industry practices; provide profitability metrics by business unit, and report the value of non-operating assets. Managements should communicate regularly with shareholders; and board of directors should be accessible to shareholders.  Risk Management  This includes defining and monitoring a risk oversight process; and developing succession planning.   Environmental/Social Issues  Defining and disclosing relevant environmental/social metrics is critical to managing risks and assessing opportunity. Boards should encourage greater disclosure of metrics that are material to long term shareholder value.